Business Combinations (Notes)	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
25. Business Combinations

LENSAR TRANSACTION

Description of the LENSAR Transaction

In December 2016, LENSAR filed the Chapter 11 case with the support of the Company, as its largest senior secured creditor under a credit agreement, as amended, that the Company and LENSAR had entered into in 2013. For more information regarding the credit agreement between the Company and LENSAR, please see Note 8, Notes and Other Long-Term Receivables. In January 2017, the Company agreed to provide debtor-in-possession financing of up to $2.8 million in new advances to LENSAR so that it could continue to operate its business during the remainder of the Chapter 11 case. As part of the Chapter 11 case, LENSAR filed a Chapter 11 plan of reorganization, with the Company’s support, under which LENSAR would issue 100% of its equity securities to the Company in exchange for the cancellation of the Company’s claims as a secured creditor in the Chapter 11 case. Following consummation of the Chapter 11 plan of reorganization, LENSAR would become an operating subsidiary of the Company and the Company provided LENSAR a new, senior-secured, first-priority term loan facility (the “Exit Facility”).

On April 26, 2017, the bankruptcy court approved the plan of reorganization. On May 11, 2017, LENSAR and the Company consummated the plan of reorganization and LENSAR emerged from bankruptcy. Pursuant to the plan of reorganization, the Company obtained control of 100% of the outstanding voting shares of LENSAR. All assets of the LENSAR bankruptcy estate re-vested in reorganized LENSAR free and clear of all liens, claims or charges. Upon consummation of the plan of reorganization, all debt owed to the Company was eliminated other than the Exit Facility. Liabilities to other creditors, including general unsecured creditors, were satisfied through the plan of reorganization.

The Company concluded that the LENSAR transaction should be accounted for by applying the acquisition method in accordance with ASC 805 that did not involve a transfer of consideration (“combinations by contract”).

Fair Value of Consideration Transferred

Contemporaneously with the cancellation of the Company’s notes receivable with a carrying value of $43.9 million, the Company acquired 100% equity interests in LENSAR, at fair value, for $31.7 million resulting in a loss on extinguishment of notes receivable of $10.6 million. The fair value of the equity interest in LENSAR was determined primarily using the “income method,” which starts with a forecast of all expected future cash flows of the acquired business. The acquisition resulted in a gain on bargain purchase because the fair value of assets acquired and liabilities assumed exceeded the total of the fair value of the equity interest in LENSAR by approximately $9.3 million, net of loss on extinguishment of notes receivables, which was recorded in the Consolidated Statement of Operations for the year ended December 31, 2017.

Assets Acquired and Liabilities Assumed

The following table summarizes the fair values of the identifiable intangible assets acquired and liabilities assumed at the acquisition date:

(in thousands)	Amount

Cash	$1,983
Tangible assets	18,647
Intangible assets [1]	11,970
Net deferred tax assets	25,723
Total identifiable assets	58,323
Current liabilities	(6,673)
Total liabilities assumed	(6,673)

Net loss on derecognition of notes receivables	(10,615)
Gain on bargain purchase, net of loss on extinguishment of notes receivable	(9,309)
Total fair value of consideration	$31,726
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1 As of the effective date of the transaction, identifiable intangible assets are required to be measured at fair value. The fair value measurement is based on significant inputs that are unobservable in the market and thus represents a Level 3 measurement. The Company used an income approach to estimate the preliminary fair value of the intangibles which includes technology, trademarks and customer relationships. The assumptions used to estimate the cash flows of the business included a discount rate of 16%, estimated gross margins ranging from 37-72%, income tax rate of 35%, and operating expenses consisting of direct costs based on the anticipated level of revenues. The intangible assets have a weighted-average useful life of approximately 15 years. The intangible assets for acquired technology and trademarks are being amortized over their estimated useful lives using the straight-line method of amortization. The intangible assets for customer relationship are being amortized using a double-declining method of amortization as such method better represents the economic benefits to be obtained.